UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

AIRGAS, INC.
(Exact name of registrant as specified in its charter)
Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
259 North Radnor-Chester Road, Suite 100 Radnor, PA 19087-5283
(Address of principal executive offices)

(610) 687-5253
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 25, 2011, in connection with the alignment of its 12 regional companies into four new divisions, Airgas, Inc. announced that Andrew R. Cichocki, a named executive officer in the Company’s 2010 proxy statement and currently Division President-Process Gases and Chemicals, has been appointed to the newly created position of Senior Vice President - Distribution Operations and Business Process Improvement.  The new appointment is effective July 1, 2011.  A press release announcing Mr. Cichocki’s appointment, and the new division operating structure, is attached as Exhibit 99.1.

Item 7.01        Regulation FD Disclosure

On May 25, 2011, the Company issued a press release relating to its new division operating structure and the appointment of officers to new division leadership and other senior positions.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

Item 9.01        Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits.

99.1 - Press Release dated May 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 25, 2011	AIRGAS, INC.
(Registrant)

		BY:	/s/ Robert H. Young, Jr.
Robert H. Young, Jr.
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1    Press Release dated May 25, 2011